--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                  1-7697               43-6069928

(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)          File Number)       Identification No.)



                             500 North Akard Street
                            Dallas, Texas 75201 75201
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending November 1996, filed with the Bankruptcy Court on December 20, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for November 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               I.C.H. CORPORATION


Date:  January 6, 1997                 By:/s/Susan A. Brown
                                          --------------------------------------
                                          Susan A. Brown, Chairman of the Board,
                                           Director, Co-Chief Executive Officer,
                                           Chief Financial Officer and Treasurer

                                Index to Exhibits



                                                                    Sequentially
                                                                      Numbered
Exhibit Number  Description                                            Pages
--------------  -----------                                            -----

99              Monthly Operating Report for the Month Ending           41
                November 1996, filed with the United States
                Bankruptcy Court for the Northern District of Texas, Dallas Division, Case No. 395-36351-RCM-11.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                            MONTH ENDING: NOVEMBER, 1996



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                           DIRECTOR, CHAIRMAN OF THE BOARD,
                                           CO-CHIEF EXECUTIVE OFFICER,
/s/SUSAN A. BROWN                          CHIEF FINANCIAL OFFICER AND TREASURER
---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         12/20/96
---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        12/20/96
---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996                                            ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
                                                  Schedule       November          October 31
                                                  Reference      Balances           Balances
ASSETS
1. Unrestricted cash                                1.A               $330,225            $77,254
   Short-term investments                           1.B             90,777,007         87,977,761
2. Restricted cash & short-term investments         1.C            105,148,512        104,707,502
                                                                  ------------       ------------
3. Total cash                                                      196,255,744        192,762,517

4. Accounts receivable                              4.A                696,004            115,451
   Federal income tax refund                        4.B                      0            786,100
   Income tax recoverable from purchaser            4.C              7,848,517          7,848,517
6. Notes receivable                                 6.A             27,000,000         27,000,000
10.Investment real estate                           10.A             2,585,000          2,585,000
15.Investment in subsidiaries                       15.A            98,832,725        109,699,262
   Investment common stocks & bonds                 15.B            40,441,063         40,454,542
   Distribution & liquidation interest in CFSB Corp 15.C            18,000,000         18,000,000
   Tax indemnification                              15.D            24,600,000         24,600,000
   Other assets                                     15.E             2,626,738          2,389,985
                                                                  ------------       ------------
           Total assets                                           $418,885,791       $426,241,374
                                                                  ============       ============

POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses            27.C               430,372            389,747
   Accrued interest                                 27.B                31,450             29,188
18.Taxes payable                                    25.A                    92                102
                                                                  ------------       ------------
           Total postpetition liabilities                              461,914            419,037
                                                                  ------------       ------------
PREPETITION LIABILITIES
24.Secured notes payable                            24.A            30,323,863         30,323,863
25.Accrued taxes                                    25.A             4,798,368         16,684,468
26.Unsecured notes payable                          26.A           372,162,000        372,162,000
27.Accrued interest                                 27.B            15,673,899         15,673,899
   Other liabilities                                27.C            18,105,758         18,105,758
                                                                  ------------       ------------
           Total prepetition liabilities                           441,063,888        452,949,988
                                                                  ------------       ------------
EQUITY
30.Prepetition owners' equity (deficit)                           (108,884,661)      (108,884,661)
31.Postpetition cumulative profit                                   76,615,138         74,642,495
32.Change in unrealized gains                                        9,629,512          7,114,515
                                                                  ------------       ------------
           Total equity                                            (22,640,011)       (27,127,651)
                                                                  ------------       ------------

   TOTAL PREPETITION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                                 $418,885,791       $426,241,374
                                                                  ============       ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


CASH IN BANKS- UNRESTRICTED

                                                     November 30      October 31
Account Name                         Account No.
Bank of Louisville                   2449-393-8        $4,139.82       $4,139.82
Operating Account


Bank of Louisville                   2449-390-3        64,951.96       64,951.96
General Account


Bank One                             90484306         156,539.19        3,896.77
Custody Account


Bank One                             100171305         70,567.27      (10,845.98)
Operating Account


First Farmers                        70-007-419         1,018.23        5,083.46
Dining Room Account


First Farmers                        70-007-427        32,308.00        9,328.00
Pro Shop Account


Petty Cash @ Perry Park                                   700.00          700.00
                                                     -----------      ----------
   Total unrestricted cash in banks                  $330,224.47      $77,254.03
                                                     ===========      ==========

























                                   SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996

SHORT TERM INVESTMENTS

                                           November 30         October 31

United States Treasury Bills
5.04% Due 11/14/96                                 $0.00     $26,950,513.60

United States Treasury Bills
5.18% Due 12/12/96                         19,967,947.82      19,881,052.66

United States Treasury Bills
4.95% Due 01/23/97                         19,854,209.91               0.00

United States Treasury Bills
5.09% Due 11/29/96                                  0.00      19,920,099.21

United States Treasury Bills
5.00% Due 01/23/97                         24,815,536.68               0.00

Bank One Texas
Time Deposit 5.3125% Due 12/02/96           6,170,000.00               0.00

Bank One Texas
Time Deposit 5.625% Due 11/01/96                    0.00       1,340,000.00

United States Treasury Bills
5.00% Due 12/12/96                         19,969,312.32      19,886,095.29
                                          --------------     --------------

     Total short-term investments         $90,777,006.73     $87,977,760.76
                                          ==============     ==============












                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996

RESTRICTED CASH AND SHORT TERM INVESTMENTS


Account Name                            Account No.            November 30         October 31

Latter & Blum Property                  0005-65040                 $5,435.01          $4,994.99
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                           40 75k012013                    0.00               0.00
Tax Ind Escrow                          40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)                 088-05177043                1,566.34           1,566.34
Upfront Buyer Expenses

Texas Commerce Bank (2)                 088-05177035                2,171.71           2,171.71
Expense Collateral Account

Texas Commerce Bank (2)                 088-05176995                5,777.78           5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp. (3)     3855124256                      0.00               0.00
Escrow Account

Bank of Louisville  (4)
Repurchase Agreement 4.80% Due 11/4/96                                  0.00          81,994.73

Bank of Louisville  (4)
Repurchase Agreement 4.75% Due 12/4/96                             82,333.64               0.00

Fidelity Institutional Cash
Due 12/31/96 at Maturity                                            1,414.09           1,409.35

United States Treasury Bills (3)
5.005% Due 12/19/96                                            54,538,767.86      54,309,927.65

United States Treasury Bills (3)
4.992% Due 12/12/96                                            50,511,045.81      50,299,659.43
                                                             ---------------    ---------------
   Total restricted cash and short term investments          $105,148,512.24    $104,707,501.98
                                                             ===============    ===============


(1) Escrows established related to sale of Integrity National Life Insurance Company to Citizens Financial Corporation. $250,000 purchase price escrow released in July. Remaining tax escrow balance released to Citizens Financial Corp.

(2)  Escrows established related to proposed sale to Shinnecock Holdings Inc.

(3)  Escrows established related to sale to Southwestern Financial Corp.

(4)  Escrow established related to tax obligations of Consolidated Fidelity.





                                  SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996

ACCOUNTS RECEIVABLE



                                               November 30         October 31

Perry Park:

    Maintenance Fees Receivable                $145,243.91        $143,890.33


    Allowance for doubtful accounts            (130,000.00)       (130,000.00)
                                               -----------        -----------
                                                 15,243.91          13,890.33




Other - Due from SWFS                           130,760.15         101,560.87

Shaw - Tax settlement                           550,000.00               0.00
                                               -----------        -----------
   Total                                       $696,004.06        $115,451.20
                                               ===========        ===========
































                                  SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996

FEDERAL INCOME TAX REFUND DUE


                                 November 30         October 31


1993 Form 1120X Refund                   $0.00        $786,100.00
                                         =====        ===========



NOTE:
Refund  considered in settlement  with IRS on all open years through 1995.  (See
Schedule 25.A).





































                                  SCHEDULE 4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES

                                                               November 30         October 31

Due from Southwestern Financial Corporation for
     income tax settlement from sale of Southwestern Life,
     Union Bankers, Constitution and Marquette                 $7,848,517.00      $7,848,517.00
                                                               =============      =============







































                                  SCHEDULE 4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


NOTES RECEIVABLE

                                                    November 30         October 31

Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001               $27,000,000.00     $27,000,000.00


Ballard Texas Properties (1)
8.0% Due 10/31/02                                      581,800.00         581,800.00
   Allowance for loss - Ballard Texas Properties      (581,800.00)       (581,800.00)
                                                   --------------     --------------
   Total notes receivable                          $27,000,000.00     $27,000,000.00
                                                   ==============     ==============



NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas
























                                  SCHEDULE 6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


INVESTMENT REAL ESTATE

                                              November 30         October 31
DESCRIPTION
Perry Park                                    $4,634,116.10      $4,634,116.10
   Allowance for loss on Perry Park           (3,049,462.30)     (3,049,462.30)

Republic Tower - Office Bldg                   2,000,000.00       2,000,000.00

Baton Rouge, Louisiana - Land                  1,125,000.00       1,125,000.00
   Allowance for loss on land                   (640,000.00)       (640,000.00)

Ponderosa Inn, Burley ID - Golf Course           844,599.55         844,599.55

Deltona Lakes, Florida - Land                      1,213.00           1,213.00

Additional Allowance for Loss (Unallocated)   (2,330,466.35)     (2,330,466.35)
                                              -------------      -------------
   Total investment real estate               $2,585,000.00      $2,585,000.00
                                              =============      =============




































                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


INVESTMENT IN SUBSIDIARIES

                                          November 30         October 31
   SWL Holding Corporation                        $0.00              $0.00
   Care Financial Corporation             88,500,000.00 (a)  99,371,101.00
   SLC Financial Services                    257,294.30         257,294.30
   Facilities Management Installation      9,434,645.00       9,430,081.00
   BML Agency                                640,786.05         640,786.05
                                         --------------    ---------------
     Investment in Affiliates            $98,832,725.35    $109,699,262.35
                                         ==============    ===============


NOTES:

(a) Reflects estimated realizable value of remaining assets owned, net of liabilities, subsequent the sales of certain subsidiaries. (See income statement Schedule 16.A).



































                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


INVESTMENT IN COMMON STOCKS AND BOND

                                          NUMBER
                                        OF SHARES              November 30         October 31
Common Stocks (at market value):
  Commonwealth Industries                     200                    $200.00              $1.00
  Churchill Downs                          10,000                 360,000.00         370,000.00
  XRC Corp.                                 5,595                     559.50             559.50

  National Energy Group, Inc.                 730                   2,600.26           3,102.50
  Ky Central Life Insurance Co.               463                      46.30              46.30
  Ky Investors                                300                   3,975.00           3,975.00

  Worthington Industries                    3,667                  72,881.63          76,090.25
  IMO Industries                                2                       6.75               9.00
  Transamerica Title                           10                     793.75             758.75
                                                              --------------     --------------
   Total common stocks                                           $441,063.19        $454,542.30
                                                              ==============     ==============

Change between periods represents change in unrealized           ($13,479.11)
                                                              ==============

Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                                            40,000,000.00      40,000,000.00
                                                              --------------     --------------


   Total Common Stocks & Bonds                                $40,441,063.19     $40,454,542.30
                                                              ==============     ==============
















                                  SCHEDULE 15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION

                                                November 30         October 31

Distribution and liquidation interest in
        CFSB Corporation (Estimated)           $18,000,000.00     $18,000,000.00
                                               ==============     ==============





NOTE:
Letter Agreement dated March 29, 1993, from Consolidated  National  Corporation,
(CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% o all economic benefits that CNC actually receives pursuant to that certain Agreement dated Januar 25, 1993 between CNC, James M. Fail and CFSB Corporation.
































                                  SCHEDULE 15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


TAX INDEMNIFICATION

                                   November 30         October 31

Tenneco Indemnification           $24,600,000.00     $24,600,000.00
                                  ==============     ==============





NOTE:

ICH has announced a settlement with Tenneco, Inc. (Tenneco Settlement). Pursuant to the Tenneco Settlement, upon the earlier of the granting by the Bankruptcy Court of the Tenneco Settlement Motion by Final Order or the Effective Date of the Joint Plan, ICH and Tenneco shall mutually release all claims against each other and Tenneco shall pay to ICH the sum of $18.5 million and cancel the 9 1/2% unsecured note due 1996 of ICH.





























                                  SCHEDULE 15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


OTHER ASSETS

                                                     November 30         October 31

Accrued Interest on Short Term Investments               $3,935.32            $515.49

Accrued Interest on Bonds-Unaffiliated                1,291,111.11       1,057,777.78

Accrued Interest on Notes Receivable                  1,339,449.17       1,335,570.50
   Allowance for loss - Ballard Texas Properties         (7,757.34)         (3,878.67)
                                                     -------------      -------------
   Total other assets                                $2,626,738.26      $2,389,985.10
                                                     =============      =============



































                                  SCHEDULE 15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


SECURED NOTES PAYABLE


                                                November 30         October 31



Victor Sayyah                                  $30,000,000.00 (1) $30,000,000.00
c/o Lord, Bissell & Brook
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603



Ozark National Life Insurance Co.                  323,863.22 (2)     323,863.22
500 East 9th
Kansas City  MO  64106
                                               --------------     --------------
                                               $30,323,863.22     $30,323,863.22
                                               ==============     ==============


NOTES:
(1) Secured by note receivable of $27,000,000.
    Unsecured in amount of $ 3,000,000.
    See Schedule  6.A

(2) Dated 6-2-78  Mortgage
    Unplatted property situated in Glenwood Hall & Country Club, also known as Perry Park Resort, Owenton County Recorded in Book 75 page 576, dated 9-28-71
















                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


ACCRUED TAXES

                                                               November 30         October 31

   Prepetition:
Commonwealth of Kentucky                1989-1992 State Incom     $69,569.00         $69,569.00
Revenue Cabinet                         Tax Audit
Frankfort, KY  40619



Intercompany payable per tax sharing agreement & other          4,728,799.00       5,514,899.00

Reserve for Federal Income Tax Audit                                    0.00 (a)  11,100,000.00
                                                               -------------     --------------
     Total prepetition accrued taxes                           $4,798,368.00     $16,684,468.00
                                                               =============     ==============


   Postpetition:
Commonwealth of Kentucky                11/01/96 thru 11/30/9         $92.07            $102.15
Revenue Cabinet                         Sales & Use Tax
Frankfort, KY  40619
                                                               -------------     --------------
     Total postpetition accrued taxes                                 $92.07            $102.15
                                                               =============     ==============

Notes:

(a) On September 13, the Bankruptcy Court approved a tax settlement which eliminated ICH's tax liability for years ended on or before December 31, 1995 and resulted in a payment of $3.4 mi



















                                  SCHEDULE 25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


UNSECURED NOTES PAYABLE

                                               November 30         October 31


Tenneco Inc.                                  $21,900,000.00 (a) $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                               3,000,000.00       3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996           256,101,000.00     256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003            91,161,000.00      91,161,000.00



                                             ---------------    ---------------
     Total unsecured notes payable           $372,162,000.00    $372,162,000.00
                                             ===============    ===============






NOTE:
(a) ICH has announced a settlement with Tenneco, Inc. (Tenneco Settlement). Pursuant to the Tenneco Settlement, upon the earlier of the granting by the Bankruptcy Court of the Tenneco Settlement Motion by Final Order or the Effective Date of the Joint Plan, ICH and Tenneco shall mutually release all claims against each other and Tenneco shall pay to ICH the sum of $18.5 million and cancel the 9 1/2% unsecured note due 1996 of ICH.










                                  SCHEDULE 26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


ACCRUED INTEREST


                                               November 30         October 31


   Prepetition:
Accrued Interest on Secured Debt                1,584,770.86       1,584,770.86


Accrued Interest on Unsecured Debt             14,089,128.15      14,089,128.15

                                              --------------     --------------
   Total prepetition accrued interest         $15,673,899.01     $15,673,899.01
                                              ==============     ==============


NOTE:

Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.


   Postpetition:

Accrued Interest on Secured Debt (Ozark)           31,450.24          29,187.63

                                              --------------     --------------
   Total postpetition accrued interest            $31,450.24         $29,187.63
                                              ==============     ==============
















                                  SCHEDULE 27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


OTHER LIABILITIES

                                                November 30         October 31

PREPETITION:
Fractional Shares Payable @
Bank of Louisville                                $179,765.09        $179,765.09
P.O. Box 1101
Louisville, KY  40201-1101


Common Stock Dividend Payable @
Bank of Louisville                                 200,398.57         200,398.57
P.O. Box 1101
Louisville, KY  40201-1101


Preferred Dividend Payable @
Bank of Louisville                                  81,064.70          81,064.70
P.O. Box 1101
Louisville, KY  40201-1101


Facilities Management Installation
Inter-company account payable                    6,304,530.11       6,304,530.11

Retired Employee Liability                       5,565,000.00       5,565,000.00

Robert T. Shaw & C. Fred Rice (a)
Independent Contractor and Services Agreement
Dated February 11, 1994                          5,775,000.00       5,775,000.00
                                               --------------     --------------
   Total of prepetition liabilities            $18,105,758.47     $18,105,758.47
                                               ==============     ==============





POSTPETITION:


Security deposit on real estate investment            $100.00              $0.00
Real Estate Expense Accrual                          2,687.00           3,034.17
Southwestern Financial Corporation                   3,171.26               0.00
General Expense Accrual                            424,413.39         386,712.71
                                               --------------     --------------
   Total of postpetition liabilities              $430,371.65        $389,746.88
                                               ==============     ==============


Note:

(a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.





                                  SCHEDULE 27.C

I.C.H. Corporation
Case No. 395-36351-RCM-11
Monthly Operating Report
November 30, 1996                                            ACCRUAL BASIS-2

INCOME STATEMENT

                                                  Schedule      Month only      Period  to date
                                                  Reference      Balance         From 12/31/95

REVENUES:
   Interest income                                                $1,080,219        $11,044,710
   Perry Park revenues                                                51,935            581,569
   Realized capital gains(losses)                 1.A                      0           (654,486)
   Other income                                   1.B                 15,833             39,031
                                                                ------------       ------------
   Total revenues                                                  1,147,987         11,010,824
                                                                ------------       ------------
EXPENSES:
9. Directors fees                                 9                    4,500             50,000
11.General and administrative                                        213,393          2,490,029
                                                                ------------       ------------
                                                                     217,893          2,540,029
                                                                ------------       ------------
15.Income before non-operating income and expenses                   930,094          8,470,795
                                                                ------------       ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries    16.A           (13,395,012)       (14,558,809)
18.Gain (loss) on sale of subsidiary              16.B                     0            (37,333)
19.Miscellaneous income (expense):
       Write-off prepetition liability related to
         BOL terminated escrow agreement                                   0            442,803
       Reserve for Ballard Tx Properties  note &
         interest receivable                                               0           (585,679)
       Reserve for unallocated real estate                                 0         (1,815,000)
20.Interest expense                               18              (1,960,631)        (1,989,099)
                                                                ------------       ------------
   Net other income (expenses)                                   (15,355,643)       (18,543,117)
                                                                ------------       ------------
REORGANIZATION EXPENSES:

23.Professional fees                              23                 551,189          4,149,791
24.U.S. Trustee fees                              24                       0             30,250
                                                                ------------       ------------
                                                                     551,189          4,180,041
                                                                ------------       ------------
27.Tax expense (benefit)                          27             (16,949,381)       (23,004,372)
                                                                ------------       ------------
   Net income (loss)                                               1,972,643          8,752,009
   Change in unrealized                                            2,514,997          9,645,986
   Net equity (deficit) at beginning of period                   (27,127,651)       (41,038,006)
                                                                ------------       ------------
   Net equity (deficit)  at end of period                       ($22,640,011)      ($22,640,011)
                                                                ============       ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



REALIZED CAPITAL GAINS(LOSSES):

                                               Month only      Period  to date
                                                Balance         From 12/31/95

Write-down of real estate and equipment               $0.00       ($653,731.00)
Sale of short term investments                         0.00            (755.11)
                                                      -----       ------------
                                                      $0.00       ($654,486.11)
                                                      =====       ============







































                                  SCHEDULE 1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



OTHER INCOME

                                           Month only      Period  to date
                                            Balance         From 12/31/95


Commission income                             $1,888.78         $19,592.94
Miscellaneous income                          13,944.00          19,438.62
                                             ----------         ----------
                                             $15,832.78         $39,031.56
                                             ==========         ==========






































                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



DIRECTORS FEES

                                                 Month only      Period  to date
                                                  Balance         From 12/31/95

Stanley Stegner                                     $2,250.00         $24,000.00

Keith Tucker                                             0.00           2,250.00

Vernon Zimmerman                                     2,250.00          23,750.00
                                                    ---------         ----------
                                                    $4,500.00         $50,000.00
                                                    =========         ==========

































                                   SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES

                                               Month only      Period  to date
                                                Balance         From 12/31/95

Care Financial Corp                         ($13,399,576.00)(a)($14,096,180.00)
SLC Financial Services                                 0.00          30,294.30
Facilities Management Installation, Inc.           4,564.00 (b)    (572,963.00)
BML Agency                                             0.00          80,039.64
                                            ---------------    ---------------
                                            ($13,395,012.00)   ($14,558,809.06)
                                            ===============    ===============

NOTE:

(a) Reflects earnings (losses) of Bankers Multiple Line Insurance Company ("BML"), a wholly-owned subsidiary of Care Financial Corporation, including gains (losses) from sale of BML's subsidiaries described below and mark to market of BML's assets.

     BML sold Modern American Life Insurance Company and Western Pioneer Life Insurance Company as of June 28, 1996. Net proceeds to BML of the sale of Modern American and Western Pioneer were approximately $27 million, including certain real estate and mineral interests valued at $11 million distributed to BML by Modern American and Western Pioneer in connection with the sale. The seller also received an assignment of any federal income tax refunds payable to Modern American for periods prior to January 1, 1996. The federal income tax refund received in November was transferred to ICH.

     In addition, BML sold Philadelphia American Life Insurance Company. BML utilized approximately $6 million of the proceeds from the sale to purchase certain securities, real estate, limited partnership interests and reinsurance receivables from Philadelphia American at the closing, as required under the purchase agreement. ICH estimates the net proceeds from the sale of Philadelphia American, the liquidation of the securities, real estate, limited partnership interests, and the settlement of reinsurance receivables assigned to BML by Philadelphia American will total approximately $11 million.


(b) Equity in earnings is calculated on a monthly basis only for FMI.

                                  SCHEDULE 16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



GAINS (LOSSES) ON SALES OF SUBSIDIARIES

                                                         Month only      Period  to date
                                                          Balance         From 12/31/95

Adjusted Capital & Surplus settlement related to sale of
   Integrity National Life                                  $0.00        ($37,332.53)
                                                            -----         ----------
                                                            $0.00         (37,332.53)
                                                            =====         ==========



































                                  SCHEDULE 16.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



INTEREST EXPENSE

                                                 Month only      Period  to date
                                                  Balance         From 12/31/95


Ozark National Life                                 $2,262.61         $30,731.06
IRS Tax Settlement                              $1,958,368.00      $1,958,368.00
                                                -------------      -------------
                                                $1,960,630.61      $1,989,099.06
                                                =============      =============






























                                   SCHEDULE 18

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



PROFESSIONAL FEES

                                               Month only      Period  to date
                                                 Balance         From 12/31/95


Paid & Accrued Postpetition:

Paid during period:
   Coopers & Lybrand                                   $0.00        $271,335.19
   Winstead, Sechrest & Minick                    126,728.13       1,217,314.18
   Donaldson, Lufkin & Jenrette                         0.00         228,886.04
   Rodney D. Moore                                      0.00         102,764.85
   Houlihan Lokey Howard & Zukin                  180,635.60         799,425.32
   Gibson, Dunn & Crutcher                              0.00         755,437.73
   Pryor, Cashman                                 113,006.74         644,569.65
   Southwest Securities                            80,294.37         227,323.12
   Lightfoot                                       12,823.14          44,876.05
   Vinson & Elkins                                      0.00         146,237.60
                                                 -----------      -------------
           Total paid for period                  513,487.98       4,438,169.73
Change in accrual                                  37,700.68        (288,379.07)
                                                 -----------      -------------
   Total reorganization professional fees        $551,188.66      $4,149,790.66
                                                 ===========      =============
























                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



U.S. TRUSTEE FEES

                                                Month only      Period  to date
                                                 Balance         From 12/31/95
ICH Corporation                                        $0.00         $18,750.00
CARE Financial Corp                                     0.00           5,750.00
SWL Holding Corp                                        0.00           5,750.00
                                                       -----         ----------
Total                                                  $0.00         $30,250.00
                                                       =====         ==========





































                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996



TAXES

                                               Month only      Period  to date
                                                Balance         From 12/31/95

Franchise taxes                                  $30,000.00        $259,241.46
State (KY) income tax                                  0.00 (a)  (2,335,798.13)
Sales taxes                                        1,278.88          14,531.20
Other taxes                                       30,051.62          73,202.49
Current F.I.T. Provision (Benefit)           (17,010,711.00)(b) (21,015,549.00)
                                            ---------------    ---------------
Total                                       ($16,949,380.50)   ($23,004,371.98)
                                            ===============    ===============


NOTES:

(a)  Reduced Kentucky income tax accrual $2,240,431.

(b)  Reflects settlement with IRS and Shaw.
























                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                                  ACCRUAL BASIS-3
Monthly Operating Report
November 30, 1996


CASH RECEIPTS AND DISBURSEMENTS

Cash at beginning of month                                          $192,762,517


Receipts from operations:
   Interest received                                      843,466
   Perry Park revenues                                     51,935
   Other                                                   15,833
                                                        ---------
                                                          911,234
Non-operating receipts:
   IRS tax settlement                                   3,402,343
                                                        ---------
   Total cash received                                  4,313,577      4,313,577
                                                        ---------  -------------

   Total cash available                                              197,076,094


Cash disbursed for operations:
   General expenses                                       241,031
   Taxes                                                   61,331

   Directors fees (see schedule at Accrual Basis-6)         4,500
                                                        ---------
                                                          306,862

Non-operating disbursements:

                                                                0

Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6.                   513,488
   U.S. Trustee Fees                                            0
                                                        ---------
   Total cash disbursed                                   820,350        820,350
                                                        ---------   ------------
Cash at end of month                                                $196,255,744
                                                                    ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


ACCRUAL BASIS-4



ACCOUNTS RECEIVABLE

Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.




POSTPETITION TAXES

All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
November 30, 1996


ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:

Directors Fees:

   Stanley Stegner                                                 $2,250.00
   Vernon Zimmerman                                                 2,250.00
                                                                 -----------
                                                                   $4,500.00
                                                                 ===========
Payments to affiliates:

   NONE




PAYMENTS TO PROFESSIONALS:

Related to reorganization:
   Winstead, Sechrest & Minick                                   $126,728.13
   Coopers & Lybrand                                                    0.00
   Houlihan, Lokey, Howard & Zukin                                180,635.60
   Gibson, Dunn & Crutcher                                              0.00
   Pryor, Cashman                                                 113,006.74
   Southwest Securities                                            80,294.37
   Lightfoot                                                       12,823.14
   Vincent & Elkins                                                     0.00
                                                                 -----------
   Total reorganization professional fees                        $513,487.98
                                                                 ===========



SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

                                                     MONTH:      NOVEMBER 1996


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES                                      X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
(1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

------        -------          --------------      ---------

------        -------          --------------      ---------

------        -------          --------------      ---------

------        -------          --------------      ---------